UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2015

Nemus Bioscience, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Town Center Drive, Suite 1770, Costa Mesa, CA 92626
(Address of principal effective offices)      (Zip Code)

Registrant's telephone number, including area code: (949) 396-0330

_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 19, 2015, Nemus Bioscience, Inc. (the "Company")  entered into Lock Up Agreements (“Lock-Up Agreements”), with each of the Company’s officers and directors, including John B. Hollister, Elizabeth M. Berecz, Dr. Brian S. Murphy, Cosmas N. Lykos, Gerald W. McLaughlin, Thomas A. George and Douglas S. Ingram (collectively, the “Lock-Up Stockholders”), as a condition to, and to be effective, on the closing of the Securities Purchase Agreement entered into by the Company and certain investors on August 19, 2015 (the “Securities Purchase Agreement”). The Lock-Up Agreements provide that each of the Lock-Up Stockholders have agreed to refrain from selling shares of the Company’s common stock from the date of the Lock-up Agreements and to the date that is ninety (90) days after the earlier of (i) the date that one or more registration statement covering the resale of all the shares of common stock underlying the Series B Preferred Stock and warrants sold pursuant to the Securities Purchase Agreement has been effective and available for the re-sale of all such securities and (ii) the date all the shares of common stock underlying the Series B Preferred Stock and warrants sold pursuant to the Securities Purchase Agreement are eligible for sale without restriction or limitation pursuant to Rule 144.

The foregoing description of the Lock-Up Agreements is not complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Agreements, a copy of which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

On August 20, 2015, the Company closed the sale of 5,000 shares of Series B Preferred Stock (“Preferred Shares”) and warrants to purchase 6,250,000 shares of the Company's common stock at an exercise price of $1.15 per share for a term of five years (each, a “Warrant” and collectively, the “Warrants”), to certain accredited investors (as such terms are defined in the Securities Act of 1933 and the rules and regulations promulgated thereunder, all as amended, collectively, the “Purchasers”) at an aggregate purchase price of $5,000,000 (the “Financing”), or $1,000 for each Preferred Share and related Warrants pursuant to the Securities Purchase Agreement. The designations, preferences and relative rights of the Series A Preferred Stock are specified in the Certificate of Designation of the Relative Rights and Preferences of the Series B Preferred Stock, a description of which is provided below:

•	The Preferred Shares have a stated value of $1,000 per share and are convertible into shares of common stock at a conversion price of $0.80;
•	The Series B Preferred Stock include customary provisions including anti-dilution protection, rights upon a fundamental transaction and adjustments for dividends and purchase rights; and
•
Subject to certain conditions being met, the Company has the right to force conversion of the Series B Preferred Stock into shares of common stock if on each trading day over a 20 trading day period the VWAP exceeds 200% of the applicable conversion price and the daily trading volume exceeds 200,000 shares.

As part of the terms of the Securities Purchase Agreement, on August 19, 2015, the Company entered into a Registration Rights Agreement with the Purchasers pursuant to which the Company has agreed to file a registration statement to register for resale (i) 130% of the shares of common stock underlying the Preferred Shares and (ii) all of the shares of common stock underlying the Warrants, within 30 calendar days following the closing of the Financing. Subject to certain exceptions, in the event the registration statement does not become effective within certain time periods set forth in the Registration Rights Agreement, the Company would be required to pay the Purchasers in the Financing an amount in cash equal to two percent (2.0%) of the aggregate purchase price of the Preferred Shares and the Warrants every month until such time as the registration statement becomes effective or the shares of common stock underlying the Preferred Shares (and shares of common stock underlying the Warrants) sold in the Financing may be sold by the Purchasers pursuant to Rule 144 without any restrictions or limitations.

The foregoing description of the Securities Purchase Agreement, the Warrants and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the form of Warrant, the form of Securities Purchase Agreement, and the form of Registration Rights Agreement, attached to the Company’s Current Report on Form 8-K filed with the Commission on August 19, 2015, each of which is incorporated herein by reference.

Midtown Partners & Co., LLC served as sole placement agent for the Financing and received a cash fee of $213,000, and Warrants to purchase 187,500 shares of Common Stock at an exercise price of $1.15 per share for its services in the Financing.

Each of the Warrants may be exercised by the holder thereof (each, a “Holder”) by payment in cash or on a cashless or “net” basis. In the event that a Warrant is exercised on a cashless basis, the Registrant will not receive any proceeds. The exercise price of the Warrants is subject to customary adjustments for stock splits, stock dividends, recapitalizations and the like. Each Warrant Holder has contractually agreed to restrict its ability to exercise its Warrant such that the number of shares of common stock held by the Warrant Holder and its affiliates after such exercise does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

The Preferred Shares and Warrants to purchase common stock issued at the closing of the Financing, were offered and issued in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The Purchasers represented to the Company that each was an “accredited investor” as such term is defined under Regulation D and the Financing did not involve any form of general solicitation or general advertising.

Item 7.01 Regulation FD Disclosure.

On August 21, 2015, the Company issued a press release announcing the closing of the Financing. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Company is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits.

(d)  Exhibits

Exhibit Number	Description

10.1	Form of Lock-Up Agreement
99.1	Press release dated August 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nemus Bioscience, Inc.

Date: August 21, 2015	By:	/s/ Elizabeth Berecz
Elizabeth Berecz Chief Financial Officer

4